UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2019

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC

Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐

Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐

Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).
Kilroy Realty Corporation:
Emerging growth company

☐
Kilroy Realty, L.P.:
Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 8.01 OTHER EVENTS
On September 18, 2019, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) filed with the Securities and Exchange Commission a shelf registration statement (Registration Nos. 333-233822 and 333-233822-01), which became immediately effective upon filing. On September 18, 2019, the Company also filed with the Securities and Exchange Commission two prospectus supplements, each dated September 18, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to: (i) the possible offer and sale of shares of the Company’s common stock held by a holder and the possible issuance of shares of the Company’s common stock to the holders of common units of the Operating Partnership upon the exchange of such common units and the possible offer and sale of such shares of common stock by those holders and (ii) the offer and sale of shares of the Company’s common stock from time to time to or through BofA Securities, Inc. (an assignee of Merrill Lynch, Pierce, Fenner & Smith Incorporated), Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., as sales agents or, if applicable, as forward sellers (the “Agents”), pursuant to the Sales Agreement dated June 5, 2018, as amended, among the Company, the Operating Partnership, the Agents and Bank of America, N.A., Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association and Royal Bank of Canada,, as forward purchasers (the “Forward Purchasers”). The Sales Agreement contemplates that, in addition to the issuance and sale by the Company of shares of common stock to or through the Agents, the Company may enter into separate forward sale agreements, each with one of the Forward Purchasers. Separate opinions of Ballard Spahr LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to each of these prospectus supplements and the accompanying prospectus are filed herewith as Exhibits 5.1 and 5.2.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

5.1*	Opinion of Ballard Spahr LLP.

5.2*	Opinion of Ballard Spahr LLP.

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2019	KILROY REALTY CORPORATION

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2019	KILROY REALTY, L.P.

	By:	Kilroy Realty Corporation, Its general partner

	By:	Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller